SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                             November 14, 1997
                     (Date of earliest event reported)

                  MERIDIAN POINT REALTY TRUST VIII CO.

         (Exact name of registrant as specified in its charter)

      Missouri                 001-10547                94-3058019
      (State or other        (Commission File        (I.R.S. Employer
      jurisdiction of            Number)             Identification
      incorporation)                                  Number)

    655 Montgomery Street, Suite 800, San Francisco, California   94111
    (Address of principal executive offices)                    (Zip Code)

                                (415) 274-1808
            (Registrant's telephone number, including area code)

                                   N/A
      (Former name or former address, if changed since last report)


      Item 5.  Other Events.

                On November 14, 1997, the Board of Trustees of Meridian Point Realty Trust VIII Co. (the "Company") adopted a shareholder rights plan, as set forth in the Rights Agreement (the "Rights Agreement") entered into between the Company and First Chicago Trust Company of New York, as Rights Agent. Pursuant to the Rights Agreement, one purchase right (each a "Purchase Right" and collectively the "Purchase Rights") will be issued for each share of preferred stock, par value $0.001 per share, of the Company (the "Preferred Stock") and each share of common stock, par value $0.001 per share, of the Company (the "Common Stock") outstanding as of the close of business on November 30, 1997, and one exchange right (each an "Exchange Right" and collectively the "Exchange Rights", and together with the Purchase Rights, the "Rights") will be issued for each share of Common Stock outstanding as of the close of business on November 30, 1997. Each of the Purchase Rights will entitle the registered holder to purchase from the Company 2.9 shares of Preferred Stock, at a price of $32 per share. Each Exchange Right will entitle the registered holder to exchange one share of Common Stock for one share of Preferred Stock, at an exchange price equal to the difference between the market price of the Common Stock and the market price of the Preferred Stock as of a date specified in the Rights Agreement. The Rights generally will not become exercisable unless and until, among other things, any person acquires beneficial ownership of (a) 15% or more of the outstanding Preferred Stock (the "Preferred Stock Threshold"), (b) 50% or more of the outstanding Common Stock (the "Common Stock Threshold"), or
      (c) shares of Common Stock and/or Preferred Stock in amounts equal to percentages of the Common Stock Threshold and the Preferred Stock Threshold which total at least 100% (e.g. beneficial ownership of shares of Common Stock in an amount equal to 67% of 50% of the outstanding shares of Common Stock, and of shares of Preferred Stock in an amount equal to 33% of 15% of the outstanding shares of Preferred Stock).
      The Rights are generally redeemable at $0.001 per Right at any time until 10 business days following a public announcement that any of the above thresholds have been equalled or exceeded. The Rights will expire, unless earlier redeemed or exchanged, on November 30, 2007. A description of the Rights is set forth in Exhibit C to the Rights Agreement, a copy of which is incorporated herein by reference as Exhibit 4.1.


      Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

      Exhibit No.         Description
      -----------         -----------
           4.1 Rights Agreement, dated as of November 14, 1997, between Meridian Point Realty Trust VIII Co. and First Chicago Trust Company of New York, which includes as Exhibit A thereto the Form of Purchase Rights Certificate and as Exhibit B thereto the Form of Exchange Rights Certificate.*

          99.1       Press Release of the Company, dated November
                     14, 1997.

           __________________
           * Incorporated herein by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A, dated November 21, 1997.



                                SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               MERIDIAN POINT REALTY TRUST VIII CO.

                               By:  /s/ Robert H. Gidel
                               Name:   Robert H. Gidel
                               Title:  Chief Executive Officer

      Dated:  November 21, 1997



                            INDEX TO EXHIBITS

        Exhibit No.    Description
        -----------    -----------
             4.1       Rights Agreement, dated as of November 14,
                       1997, between Meridian Point Realty Trust
                       VIII Co. and First Chicago Trust Company of
                       New York, which includes as Exhibit A
                       thereto the Form of Purchase Rights
                       Certificate and as Exhibit B thereto the Form of Exchange Rights Certificate.*

            99.1       Press Release of the Company, dated
                       November 14,1997.

           ________________
           * Incorporated herein by reference to Exhibit 1 to the Company's Registration Statement and Form 8-A, dated November 21, 1997.